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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 4, 2003

                           Commission File No. 0-16992

                         CONCORDE CAREER COLLEGES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                           43-1440321
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(State of other jurisdiction of                  (I.R.S. Employer Identification
Incorporation or Organization)                   Number)



              5800 Foxridge, Suite 500, Mission, Kansas,     66202
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              (Address of Principal Executive Office)   (Zip Code)

Registrant's telephone number, including area code: (913) 831-9977
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ITEM 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document.

99.1 Press release of Concorde Career Colleges, Inc., issued August 4, 2003, reporting results of operations for the quarter and six months ended June 30, 2003.

ITEM 12. Regulation FD Disclosure

On August 4, 2003 Concorde Career Colleges, Inc. (the "Company") issued a press release announcing its 2003 second quarter and six month results. A copy of the press release is attached to this report as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        CONCORDE CAREER COLLEGES, INC.

                        DATED: August 4, 2003

                        By: /s/ Jack L. Brozman
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                                Jack L. Brozman, Chief Executive Officer

                        By: /s/ Paul R. Gardner
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                                Paul R. Gardner, Chief Financial Officer

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